Exhibit 99.1

 Wells Fargo Industrials Conference  May 9, 2017

 Safe Harbor Statement  Additional Information and Where to Find ItThis communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval. In connection with the Transaction Agreement, by and between Tronox Limited (the “Company”), The National Titanium Dioxide Company (“Cristal”) and Cristal Inorganic Chemicals Netherlands Coöperatief W.A. (the “Transaction”), the Company intends to file relevant materials with the U.S. Securities and Exchange Commission (“SEC”), including a proxy statement. Investors and Securityholders are urged to read the proxy statement (including all amendments and supplements thereto) and all other relevant documents regarding the proposed Transaction filed with the SEC or sent to shareholders as they become available as they will contain important information about the Transaction. You may obtain a free copy of the proxy statement (if and when it becomes available) and other relevant documents filed by the Company with the SEC at the SEC’s website at www.sec.gov. Copies of documents filed by the Company with the SEC will be available free of charge on the Company’s website at www.tronox.com or by contacting the Company’s Investor Relations at +1.203.705.3722. Certain Information Regarding ParticipantsThe Company, Cristal and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the Transaction. You can find information about the Company’s directors and executive officers in the Company’s definitive annual proxy statement filed with the SEC on March 16, 2017. Additional information regarding the interests of such potential participants will be included in the proxy statement regarding the Transaction and other relevant documents filed with the SEC.   1

 Safe Harbor Statement  Forward-Looking Statements Statements in this presentation that are not historical are forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These forward-looking statements are based upon management’s current beliefs and expectations and are subject to uncertainty and changes in circumstances and contain words such as “believe,” “intended,” “expect,” and “anticipate,” and include statements about expectations for future results.  The forward-looking statements involve risks that may affect the company’s operations, markets, products, services, prices and other risk factors discussed in the Company’s filings with the SEC, including those under the heading entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2016. Significant risks and uncertainties may relate to, but are not limited to, the risk that the Transaction will not close, including by failure to obtain shareholder approval, failure to obtain any necessary financing or the failure to satisfy other closing conditions under the Transaction Agreement or by the termination of the Transaction Agreement; failure to plan and manage the Transaction effectively and efficiently; the risk that a regulatory approval that may be required for the Transaction is delayed, is not obtained or is obtained subject to conditions that are not anticipated; the risk that expected synergies will not be realized or will not be realized within the expected time period; unanticipated increases in financing and other costs, including a rise in interest rates; reduced access to unrestricted cash; compliance with our bank facility covenants; the price of our shares; general market conditions; our customers potentially reducing their demand for our products; more competitive pricing from our competitors or increased supply from our competitors; operating efficiencies and other benefits expected from the Transaction. Neither the Company’s investors and securityholders nor any other person should place undue reliance on these forward-looking statements. Unless otherwise required by applicable laws, the Company undertakes no obligations to update or revise any forward-looking statements, whether as a result of new information or future developments.All reconciliations to GAAP of non-GAAP financial measures used in this presentation can be found in the tables accompanying Tronox’s press releases issued February 21, 2017 and May 4, 2017.   2

First Quarter 2017 Summary

1Q17 ($ millions)	Consolidated	TiO_2	Alkali	Corporate
Revenue	569	378	191	--
Adjusted EBITDA (Non-GAAP)	101	85	38	(22)
Cash Provided by (Used in) Operating Activities	60	111	53	(104)
Free Cash Flow [(1)] (Non-GAAP)	28	91	41	(104)

- TiO_2 and Alkali combined to deliver $123 million adjusted EBITDA and $132 million free cash flow
- Strong TiO_2 performance sourced from higher pigment selling prices - up 4 percent sequentially and 16 percent above prior year; higher sales volumes - including the highest single-month pigment sales volumes since June 2009 achieved in March; significantly higher titanium feedstock and zircon sales and continued cost savings from our Operational Excellence program
- TiO_2 momentum expected to continue across 2017 with additional pigment selling price increases, firming conditions in titanium feedstock and co-products; margin expansion from top line growth in pigment and historically higher margin feedstock further enhanced by continued cost savings
- Alkali adjusted EBITDA of $38 million and free cash flow of $41 million despite record severe winter weather conditions at Wyoming production facility which impacted adjusted EBITDA by $4 million
- Cash generation further strengthened balance sheet with $265 million cash and $560 million liquidity on March 31, 2017
- Cristal TiO_2 integration planning and process to market Alkali business both underway
- Confident that 2017 will be a year of strong performance and that 2018 will be a transformational one for Tronox

TRONOX

(1) Free cash flow equals cash flow provided by (used in) operating activities less capital expenditures.

3

TiO_2 First Quarter 2017 Performance

TiO_2 ($ millions)	1Q17	4Q16	1Q16
Revenue	378	352	285
Income(Loss) from Operations	32	18	(36)
Adjusted EBITDA (Non-GAAP)	85	80	22

TiO_2 ($ millions)	1Q17
Cash Provided by Operating Activities	111
Capital Expenditures	(20)
Free Cash Flow (1) (Non-GAAP)	91

Compared to 1Q16

- Revenue up 33% - higher pigment sales volumes and selling prices coupled with higher zircon and CP slag sales volumes
- Pigment sales up 26% - sales volume up 9% and selling prices up 16% (17% local currency); selling prices higher in all regions
- Titanium feedstock and co-products sales up 61% - zircon sales volumes up 89% ; CP slag contract shipments commence; ilmenite sales volumes up 35% ; pig iron selling prices up 28%
- Adjusted EBITDA up 286% or $63 million - higher pigment sales volumes and selling prices, significant cost reductions from Operational Excellence program and higher pigment production efficiency and plant utilization; despite $20 million FX headwinds

Compared to 4Q16

- Revenue up 7% driven by higher pigment sales volumes and selling prices
- Pigment sales up 11% - 6% higher sales volumes and 4% higher selling prices (4% local currency); selling prices higher in all regions
- Titanium feedstock and co-products sales level sequentially - CP slag sales level; ilmenite sales volumes up 86%; zircon sales down 2%; natural rutile sales down 3%; pig iron sales volumes up 11% and selling prices up 26%
- Adjusted EBITDA up 6% on higher pigment sales volumes and selling prices
- Free cash flow of $91 million - cash provided by operating activities of $111 million less capital expenditures of $20 million.

(1) Free cash flow equals cash flow provided by (used in) operating activities less capital expenditures.

TRONOX

4

   TiO2 Adjusted EBITDA Bridge - 4Q16 to 1Q17   $80  $5  $4  $1  $4  $85  4Q16  FX  Other  1Q17  One-time Costs*  Volume/Mix  $11  Price  * One-time costs associated with 1) startup of two CP slag furnaces and a mineral separation plant, and 2) impact of higher cost/ton material sold in Q1 that was produced in Q4 during scheduled maintenance (reduced utilization rate, higher fixed cost absorption)  5

   TiO2 Adjusted EBITDA Margins Expected to be 30% by YE 2017  Adjusted EBITDA MarginExpansion Q1-Q4 2017  6

TiO_2 Adjusted EBITDA Margins Expected to be 30% by Year-end 2017

TiO_2 Adjusted EBITDA Margin


30%
Sales
Cost
22.5%
1Q17
YE 2017

Sales Drivers:

- Higher pigment selling prices
- Higher feedstock and co-products selling prices
- Continued GDP-level pigment volume growth

Production Efficiency Gains/Cost Reduction:

- 1Q higher-cost inventory flow-through from Q4 that will not repeat in Q2-Q4
- CP Slag furnaces 3 and 4 ramp to full production in Q2; fully ramped Q3-Q4
- Production efficiency gains from CP slag operations and other feedstock processing facilities
- Continued pigment plant cost reduction
- Includes impacts of normal seasonal planned maintenance in Q4

TRONOX

7

Alkali First Quarter 2017 Performance

Alkali ($ millions)	1Q17	4Q16	1Q16
Revenue	191	197	191
Income from Operations	19	31	21
Adjusted EBITDA (Non-GAAP)	38	46	36

Alkali ($ millions)	1Q17
Cash Provided by Operating Activities	53
Capital Expenditures	(12)
Free Cash Flow [(1)] (Non-GAAP)	41

Compared to 1Q16

- Revenue of $191 million level as sales volumes up 5% and selling prices down 4% ; revenue reduced by $5 million as lower sales volumes resulted from lower production volumes due to record severe winter weather conditions at its Wyoming production facility
- Domestic sales volumes down 3% - lower container glass and detergent demand; selling prices 2% lower due to customer mix and freight pass-through costs
- Export sales volumes up 13% driven by strong demand in Asia-Pacific and Latin America ; selling prices 2% lower
- Adjusted EBITDA up 6% driven by operating cost reductions and higher plant efficiencies; adjusted EBITDA reduced by $4 million due to record severe winter weather conditions

Compared to 4Q16

- Revenue down 3% on 3% lower sales volumes driven by lower production volumes due to record severe weather; selling prices level
- Domestic sales volumes down 4% and selling prices up 2%; export sales volumes and selling prices both down 2%
- Adjusted EBITDA down 17% driven by lower sales and production volumes and higher energy and operating costs , primarily the result of the record severe winter weather conditions in Wyoming
- Free cash flow of $41 million - cash provided by operating activities of $53 million less capital expenditures of $12 million

(1) Free cash flow equals cash flow provided by (used in) operating activities less capital expenditures.

TRONOX

8

  Debt Maturities and Financial Maintenance Covenants  No meaningful maturities until 2020; annual 1% payment on term loan  No financial maintenance covenants on term loan or high yield notes  48% of total indebtedness set at a fixed rate on March 31, 2017  First Quarter 2017 Financial Position   Tronox ($ millions)  1Q17  4Q16  1Q16    Corporate          Income(Loss) from Operations  (35)*  (16)  (16)    Adjusted EBITDA (Non-GAAP)   (22)**  (21)  (18)     Cash Used in Operations  (104)  (44)  (105)    SG&A  74*  59  50    Interest & Debt Expense, Net  46  47  46    * Includes $15 million professional fees primarily related to the Cristal transaction and process to market Alkali plus certain non-cash employee retirement-related and other costs of $10 million** Includes $4 million related to the process to market Alkali           Tronox ($ millions)  Mar 31, 2017  Dec 31, 2016    Gross Consolidated Debt  3,053  3,054    Debt, Net of Cash  2,788  2,806    Cash and Cash Equivalents   265  248    Liquidity  560  533    Blended Cost of Debt   5.6%   5.6%     Tronox ($ millions)  FY 2017 Outlook  Cash Interest  170-180  Capital Expenditures  ~150  DD&A  ~245  9

 2017 Perspectives  TiO2  Momentum in our TiO2 business continues across balance of 2017  Additional pigment selling price increases  Firming conditions in titanium feedstock and co-products  Margin expansion from top line growth in pigment and historically higher margin feedstock plus continued cost savings  Ilmenite supply tightness and rising prices should provide support for rising high grade feedstock and pigment selling prices  Alkali  2017 a year of higher adjusted EBITDA and robust free cash flow  Improving market conditions, especially in export markets, and benefit of cost reduction initiatives currently underway  10  Tronox   2017 a year of strong performance and 2018 a year of transformation   Cristal TiO2 acquisition integration planning and process to market Alkali business both underway  Continue generating high performance in TiO2 and Alkali

 TiO2 Operational Excellence On track to generate more than $600 million cash over 2015-2017    Cash from Cost Reductions and Working Capital Reductions for the three-year period 2015-2017           Versus 2014 Baseline  2015  2016  2017      Actual  Actual  Target     Cost Reduction   99  99       Less Cost to Deliver  (9)  (16)       Sustaining Cost Reduction  90  83        Incremental 2016 Cost Reductions     73        Cash Cost Reduction   90  156       Working Capital Reduction  98  142       Total Cash Generation  188  298   154                Cumulative Cash Cost Reduction  90  246  400      Cumulative Working Capital Reduction  98  240  240      Total Cumulative Cash Generation  188  486  640   Note: Excludes inflation, net non-cash LCM impacts and FX impacts  11

 $98    Maintenance, Supplies & Rentals  2016 TiO2 EBITDA Bridge                            $178  $38  EBITDA after Revenue impacts  OperationalExcellenceTotalCash  ($39)  2016ReportedTiO2 EBITDA  ($36)  Impact of Bringing Supplyin Line with Demand  ($42)  Other Items  $236  ($1)  FX on Revenue  $101  2015 ReportedTiO2 EBITDA  $215  NetNon-CashLCMImpacts  FX on Costs  Selling Prices  $316  SalesVolumesProduct Mix  ($105)  CashEBITDA  ($33)  ($ Millions)              Labor  $9  ($38)  $13  $38  $24  $27  Inflation   Outside Services  Raw Materials  $73    $65    Realized from 2015 Initiatives  $65  Net $73Realized from 2016 Initiatives  Energy  OE CashBalance Sheet--------------OE Cash Income Statement   Includes ~$12m of SG&A transferred from Corp     12

 Cristal Transaction

 Expands Global Footprint, Increases Participation in High Growth Emerging Markets   Increases Growth Rates, Faster-growing EBITDA, Free Cash Flow and Earnings   Highly Synergistic and Substantially Accretive and Deleveraging Upon Closing   Very Strong Fourth Quarter 2016 Performance, TiO2 Market Momentum Continues  Creates World’s Largest and Most Highly Integrated TiO2 Producer  Tronox Announces Definitive Agreement to Acquire Cristal TiO2  Cristal is the world’s second largest producer of titanium dioxide and operates 8 titanium dioxide plants, 6 mines and mineral separation plants, and 1 slag plant in seven countries  14

Compelling Strategic Rationale

Substantial Accretion and Rapid Deleveraging Upon Closing

- EPS accretion of more than 100% expected in year 1
- Projected pro forma EPS, EBITDA and FCF growth rates over 2018-2021 improve by ~70%, ~30% and ~60%, respectively, versus Tronox standalone
- Pre-tax run-rate synergies of more than $100 million in year 1 and more than $200 million in year 3 expected
- No new debt expected; 50% reduction in net leverage ratio projected
- Pro forma net leverage of ~4.4x at closing expected; if proceeds from asset sales not available at closing, temporary bridge financing may be put in place

Creates World's Largest and Most Highly Integrated Producer of TiO_2

- TiO_2 pigment production of 1.3MMTPY with 11 production plants in 8 countries
- Most highly integrated feedstock production of 1.5MMTPY with 6 ilmenite mines, 2 slag plants (subject to negotiations with Cristal, Tronox has the intention to acquire a 3rd) and 1 synthetic rutile plant
- 85% vertically integrated on net TiO_2 basis
- Allows full utilization of mining and feedstock assets to minimize cost per ton and maximize margins
- Higher mineral sands asset returns from reduced exposure to volatility in high-grade feedstock merchant market with 100% of high-grade feedstock consumed internally

TRONOX
15

Transaction Summary

Transaction Overview	• Cristal shareholders to receive $1.673 billion of cash plus Class A ordinary shares representing 24% ownership in pro forma Tronox • Cash portion of purchase consideration expected to be funded through proceeds from asset sales, including Alkali and selected other non-core assets if appropriate, and cash on hand
Ownership	• 76% existing Tronox shareholders and 24% Cristal shareholders • Cristal can sell a maximum of 4% of total shares for 3 years following closing and can not acquire more than 24% of total shares for 3 years following closing
Governance & Leadership	• Size of Tronox board of directors remains unchanged with 9 members – Cristal's owners will receive 2 board seats – Exxaro Mineral Sands will remain on the board with its 3 seats • Tom Casey to remain Chairman and CEO
Key Closing Conditions	• Approval of Tronox Class A and B shareholders, voting as a single class, plus regulatory approvals and customary closing conditions • Closing is expected before first quarter 2018

TRONOX

16

Cristal Overview

- World's 2nd largest TiO_2 pigment producer
  - 858 kMT of nameplate production capacity
  - 84% chloride
- 2011-2016 average EBITDA of $385 million
- High-quality, well-invested assets, with highly automated manufacturing processes
- Highly integrated into mining, chlorine, air separation, energy facilities and a 500kMT slag production complex under commissioning
- Significant co-product and downstream business
  - Largest producer of merchant high quality $TiCl_4$
  - Global leader in specialty, catalyst grade TiO_2
- Mining and mineral separation facilities in Australia with 258MMT of reserves

Cristal Revenue by Geography



Middle East & Africa 19%
Asia Pacific 26%
Europe 22%
Latin America 16%
North America 17%

2016 Sales: $1.7 billion

Key Facts	
Facilities	8 TiO_2 facilities, 6 mines / MSPs(1) and 1 slagger(2)
Countries	Plants in 7 countries
TiO_2 Nameplate Capacity	858 kMT
Feedstock and Co-Products Nameplate Capacity	500kMT ilmenite, 70ktpa rutile, 100ktpa zircon, 500kMT slag(2)
Employees	~4,100

TRONOX

(1) Mineral Separation Plants
(2) Currently in commissioning phase

17

 Creates World’s Largest TiO2 Producer   Nameplate Production Capacity (kMT)    Huntsman  Chemours    14%    15%    10%    9%  Kronos    7%  Lomon Billions    7%    5%  % Global Capacity  New  1,323  Source: IHS and company filings.  18

World's Most Highly Integrated TiO_2 and Mineral Sands Producer

New Tronox Mineral Sands Production



Rio Tinto
18%
New Tronox
15%
Iluka
9%
Kenmare
7%
TiZir
5%
Base Resources
4%
Titania
3%
Others
39%

Feedstock Balance Shifts (2018E)



(kMT, TiO2 units)
220
Long
530
750
180
Short
1,340
1,160
Demand
Supply
Tronox
Demand
Supply
New Tronox

- World's second largest mineral sands producer, 85% vertically integrated on net TiO_2 basis
- Full utilization of mining and feedstock assets to maximize margins by minimizing cost per ton
- Higher mineral sands asset returns resulting from reduced exposure to volatility in high-grade feedstock merchant market as 100% of high-grade feedstock consumed internally

TRONOX

Source: Tronox estimates.

19

Expanded Global Footprint


Stallingborough
UK
Capacity: 165 kMT
Botlek
the Netherlands
Capacity: 90 kMT
Thann
France
Capacity: 32 kMT
Fuzhou
China
Capacity: 46 kMT
Ashtabula 1 & 2
USA
Capacity: 245 kMT
Stamford
USA
Corporate Offices
Hamilton
USA
Capacity: 225 kMT
Paraiba
Brazil
Salvador, Bahia
Brazil
Capacity: 60 kMT
Namakwa Sands
South Africa
KZN Sands
South Africa
Yanbu
KSA
Capacity: 200 kMT
Jazan(1)
KSA
Snapper
Australia
Ginkgo
Australia
Bunbury
Australia
Capacity: 110 kMT
Wonnerup
Australia
Cooljarloo
Australia
Chandala
Australia
Kwinana
Australia
Capacity: 150 kMT
Tronox
Tronox Corporate
Pigment
Mineral Sands
Cristal
Pigment
Mineral Sands

TRONOX

(1) Subject to negotiations with Cristal, Tronox has the intention to acquire Cristal Jazan slagger.

20

Balanced Geographical Sales Mix    Tronox  Increased participation in higher growth emerging markets  Cristal  New Tronox    21

 Significant Shareholder Value Creation Potential  ($ millions)    Average EBITDA Bridge(1)  1    (1)  Average EBITDA 2011 – 2016(1)  $428  Tronox TiO2  $385  Cristal  $200  Year 3Synergies  $1,013  New Tronox  (1) Does not reflect any future price recovery.  22

  Highly Synergistic Combination  Pre-tax run-rate synergies of more than $100 million by year 1 and more than $200 million by year 3 expected  Components of Synergies ($ millions)  Full utilization of mineral sands assets Optimizing value in use of our feedstockSharing of best practices across complementary technologies, production facilities and production geographiesSignificant supplier overlapEnhanced global footprint reduces average distance to customers Consolidation of third party spend, overlapping functions, elimination of redundant corporate costs  One-time Costs to Achieve ($ millions)  Sources of Synergies   ($ millions)  ($ millions)  23

 Summary    World’s Largest and Most Highly Integrated TiO2 Producer    Highly Strategic and Synergistic Combination    Substantially Accretive and Deleveraging Upon Closing    Higher Growth Rates, Faster-growing EBITDA, Free Cash Flow and Earnings    Expanded Global Footprint, Increased Participation in Emerging Markets   24

 www.tronox.com